UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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☐	Soliciting Material Pursuant to § 240.14a-12

RIVERNORTH OPPORTUNITIES FUND, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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RIVERNORTH OPPORTUNITIES FUND, INC.

(the “Fund”)

1290 Broadway, Suite 1000

Denver, Colorado 80203

(855) 830-1222

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 19, 2022 AT 10:00 A.M. MOUNTAIN TIME

To the Stockholders of the Fund:

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of the Fund will be held as a telephone conference call meeting, and at any adjournments thereof on August 19, 2022, at 10:00 a.m. Mountain Time, for the following purposes:

1.	To elect two (2) Directors (“Proposal 1”);

2.	To elect one (1) Preferred Stock Director (“Proposal 2”); and

3.	To consider and vote upon such other matters, including adjournments, as may properly come before the Meeting or any adjournments thereof.

These items are discussed in greater detail in the attached Proxy Statement. The Fund’s Board of Directors has concluded that Proposal 1 and Proposal 2 are in the best interest of the Fund and its stockholders and unanimously recommends that you vote “FOR” Proposal 1 and Proposal 2.

Stockholders of record at the close of business on June 10, 2022 are entitled to a notice of and to vote at the Meeting and any adjournments thereof.

Because of the public health concerns regarding the coronavirus (COVID-19) pandemic, we will be hosting this year’s Meeting as a telephone conference call. There is no physical location for the Meeting. To participate in the Meeting, you must email shareholdermeetings@computershare.com no later than 5:00 p.m. Eastern Time on August 16, 2022 and provide your full name and address. You will then receive an email from Computershare Fund Services containing the conference call dial-in information and instructions for participating in the Meeting.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE EITHER VOTE VIA THE INTERNET, BY TELEPHONE OR COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors of:
RiverNorth Opportunities Fund, Inc.

Kathryn A. Burns
President of the Fund

July 15, 2022

The Meeting is important. Kindly indicate your vote as to the items to be discussed at the meeting by following the instructions in the attached proxy card or voting instruction form. You may still attend the Meeting, even if you vote your shares beforehand.

Intentionally Left Blank

RIVERNORTH OPPORTUNITIES FUND, INC.

1290 Broadway, Suite 1000

Denver, Colorado 80203

(855) 830-1222

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

to be held on August 19, 2022

at 10:00 a.m. Mountain Time

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the RiverNorth Opportunities Fund, Inc. (the “Fund”), a closed-end investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), for use at the Annual Meeting of Stockholders of the Fund (the “Meeting”) to be held on August 19, 2022, at 10:00 a.m. Mountain Time, as a telephone conference call meeting, and at any adjournments thereof. This Proxy Statement was first mailed to stockholders on or about July 15, 2022.

Proposals to be Considered at the Meeting

1.	To elect two (2) Directors (“Proposal 1”);

2.	To elect one (1) Preferred Stock Director (“Proposal 2”); and

3.	To consider and vote upon such other matters, including adjournments, as may properly come before the Meeting or any adjournments thereof.

The Board recommends that you vote FOR Proposal 1 and Proposal 2, electing the Fund’s nominated Directors.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 19, 2022.

The Fund’s most recent annual report, including audited financial statements for the fiscal year ended July 31, 2021, and the Fund’s most recent semi-annual report, including unaudited financial statements for the fiscal period ended January 31, 2022, are available upon request, without charge, by writing to the Fund at 1290 Broadway, Suite 1000, Denver, Colorado 80203, by calling the Fund at (855) 830-1222, on the internet at www.rivernorthcef.com. Copies of the proxy materials are available on www.proxyvote.com/alp-32826. Stockholders are encouraged to review these materials before voting.

Voting Information

Your vote is important!

The Board recommends that you vote FOR Proposal 1 and Proposal 2, electing the Fund’s nominated Directors.

As further described below, you may vote on the proposals by any of the following methods:

(1)	date and sign the enclosed proxy card and return it promptly in the enclosed reply envelope;

(2)	visit the website listed on your proxy card; or

(3)	call the number listed on your proxy card.

If voting by paper, it is important that the proxy be returned promptly.

The Board solicits proxies so that each stockholder, including those that cannot attend the Meeting, has the opportunity to vote on the proposals to be considered at the Meeting. A proxy card for voting your shares at the Meeting is enclosed. If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, shares represented thereby will be voted in accordance with the instructions marked thereon. Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares via telephone or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

The presence telephonically or by proxy of the holders of each outstanding class of shares of the Fund entitled to cast one-third (33 1/3 percent) of the votes entitled to be cast shall constitute a quorum at the Meeting for purposes of conducting business. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Any such adjournment for the Meeting may be called by the chairman of the meeting to a date not more than 120 days after the original record date. If a quorum is present, the persons named as proxies will vote thereon according to their best judgment in the interests of the Fund.

Shares Eligible to Vote

At the close of business on June 10, 2022 (the “Record Date”), only stockholders of record are entitled to receive notice of the Meeting and to vote those shares for which they are the record owners, at either the Meeting or any adjournment or postponement thereof. The Fund has two classes of capital stock: shares of common stock, $0.0001 par value per share (“Common Shares”) and shares of Perpetual Preferred Stock, $0.0001 par value per share (“Preferred Stock”). As of the Record Date, the Fund had 18,229,110 Common Shares outstanding and 3,910,000 shares of Preferred Stock outstanding. There are no dissenters’ rights of appraisal in connection with any vote to be taken at the Meeting.

Number of Votes per Share

The holders of Common Shares and Preferred Stock are entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held.

In order that your Shares may be represented at the Meeting, you are being requested to vote on the following matters:

PROPOSAL 1 ELECTION OF DIRECTORS TO THE BOARD OF DIRECTORS

Nominees for the Fund’s Board of Directors

The Board is divided into three classes, each class having a term of three years. Each year, the term of office for one class will expire. Listed below are the Director nominees for the Board, who have been nominated by the Board for election to a three-year term to expire at the Fund’s 2025 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

●	David M. Swanson

●	Patrick W. Galley

PROPOSAL 2 ELECTION OF PREFERRED STOCK DIRECTORS TO THE BOARD OF DIRECTORS

Preferred Stock Director Nominee for the Fund’s Board of Directors

The Board’s Preferred Directors are divided into two classes, each class having a term of three years. Each year, the term of office for one class will expire. J. Wayne Hutchens is the Preferred Director nominee for the Board, and has been nominated by the Board for election to a three-year term to expire at the Fund’s 2025 Annual Meeting of Stockholders or until his successor is duly elected and qualified.

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the nominees named above. The nominees have indicated that they each have consented to serve as Directors if elected at the Meeting. However, if a designated nominee declines or otherwise becomes unavailable for election, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Information about Each Nominee’s Professional Experience and Qualifications

Provided below is a brief summary of the specific experience, qualifications, attributes or skills for each Director nominated for reelection that warranted their consideration as a Director candidate:

David M. Swanson – Mr. Swanson has served as a Director of the Fund since 2013. In 2006, Mr. Swanson founded SwanDog Marketing, a marketing consulting firm to asset managers. Mr. Swanson currently serves as SwanDog’s Managing Partner. He has over 30 years of senior management and marketing experience, with approximately 20 years in financial services. Before joining SwanDog, Mr. Swanson most recently served as Executive Vice President and Head of Distribution for Calamos Investments, an investment management firm. He previously held positions as Chief Operating Officer of Van Kampen Investments, President and CEO of Scudder, Stevens & Clark, Canada, Ltd. and Managing Director and Head of Global Investment Products at Morgan Stanley. Mr. Swanson holds a Master of Management from the Kellogg Graduate School of Management at Northwestern University and a Bachelors in Journalism from Southern Illinois University. He was selected to serve as a Director of the Fund based on his business, financial services and investment management experience.

Patrick W. Galley – Mr. Galley has been an Interested Director of the Fund since 2013 and is the Chief Executive Officer and Chief Investment Officer for the Fund’s investment sub-adviser, RiverNorth Capital Management, LLC (the “Sub-Adviser”) and the portfolio manager of the Fund. His knowledge regarding the investment strategy of the Fund and the closed-end fund industry in total makes him uniquely qualified to serve as a Director.

J. Wayne Hutchens – Mr. Hutchens has served as a Director of the Fund since 2013. Mr. Hutchens is currently retired. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation, an organization responsible fundraising, alumni record keeping and endowment management. From April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Director Emeritus of the Denver Museum of Nature and Science (2000 to present), Director of AMG National Trust Bank (June 2012 to present) and Director of Children’s Hospital Colorado (May 2012 to July 2021). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado. Mr. Hutchens has also served as a Director of ALPS Series Trust since 2012. Mr. Hutchens was selected to serve as a Director of the Fund based on his business and financial services experience.

Qualifications of the Remaining Serving Directors

In addition, the information following contains a summary of the specific experience, qualifications, attributes or skills of the other Directors currently serving on the Board:

John K. Carter – Mr. Carter has served as a Director of the Fund since 2013. He currently serves on the Fund’s Nominating and Corporate Governance Committee, the Audit Committee and the Qualified Legal Compliance Committee. Mr. Carter has served as the Managing Partner of the Law Office of John K. Carter, P.A., a general practice and corporate law firm since 2015. From 2012 to 2015, he served as the Managing Partner of Global Recruiters of St. Petersburg, a financial services consulting and recruiting firm. Prior, Mr. Carter was a Business Unit Head of Transamerica Asset Management from 2006 to 2012. Mr. Carter was also a Director and Chairman of the Board of Transamerica Funds and was a Board Member of the United Way of Tampa Bay from 2011 to 2012. Mr. Carter was previously an investment management attorney with experience as in-house counsel, serving with the Securities and Exchange Commission and in private practice with a large law firm. Mr. Carter was selected to serve as a Director of the Fund based on his industry-specific experience, including serving as a chairman of another fund complex, as a compliance officer, and as an investment management attorney.

John S. Oakes – Mr. Oakes has served as a Director of the Fund since 2013 and as the Fund’s independent Chairman since 2017. Mr. Oakes has over 40 years of experience in the securities industry. Additionally, Mr. Oakes serves on the board of directors of another registered investment company. Mr. Oakes was the Principal of Financial Search and Consulting, LLC, a consulting and recruiting company. He held numerous management and leadership positions at major brokerage firms and a major bank. The Board feels Mr. Oakes’ industry and board experience adds an operational perspective to the Board.

Jerry R. Raio – Mr. Raio has served as Director of the Fund since 2019. Mr. Raio has many years of experience in the securities industry, including management roles in the banking and investment management industries. He has more than 15 years of experience in equity capital markets, having worked on the retail syndicate desks at both Citigroup and Morgan Stanley. Since 2018, he has served as President and CEO of Arbor Lane Advisors, Inc. He served as the Managing Director and Head of Retail Origination for Wells Fargo Securities, LLC from 2005 to 2018. Prior to working at Wells Fargo, he served as Director and Head of Closed-End Funds for Citigroup Asset Management. He also serves on the Board of each of FLX Distribution; Qudos Technologies; and Quantify Crypto. He was selected to serve as a Director of the Fund based on his business, financial services and investment management experience.

Additional Information about Each Director and the Fund’s Officers

The table below sets forth the names and age of the Directors and principal officers of the Fund, the year each was first elected or appointed to office, their term of office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Director or the Fund Complex, and their other directorships of public companies. There are no familial relationships among the officers and Directors. Unless noted otherwise, the address for the Directors and officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

Independent Directors
Name and Year of Birth	Position(s) Held with Registrant	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships(3) Held by the Director During the Past 5 Years
John K. Carter (1961)	Director	Current term expires in 2023. Has served since 2013.	Partner, Law Office of John K. Carter, P.A. dba Carter Reymann Law, P.A. (a general practice and corporate law firm) (2015 to present); Managing Partner, Global Recruiters of St. Petersburg (a financial services consulting and recruiting firm) (2012 to 2015).	11

●     RiverNorth Funds (three funds),

●     RiverNorth/ DoubleLine Strategic Opportunity Fund, Inc. (one fund),

●     RiverNorth Opportunistic Municipal Income Fund, Inc. (one fund),

●     RiverNorth Managed Duration Municipal Income Fund, Inc. (one fund),

●     RiverNorth Specialty Finance Corporation (one fund),

●     RiverNorth Flexible Municipal Income Fund, Inc. (one fund),

●     RiverNorth Flexible Municipal Income Fund II, Inc. (one fund),

●     RiverNorth Managed Duration Municipal Income Fund II, Inc. (one fund),

●     and Carillon Series Trust (11 funds).

Independent Directors
Name and Year of Birth	Position(s) Held with Registrant	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships(3) Held by the Director During the Past 5 Years
J. Wayne Hutchens (1944)	Director	Current term expires in 2023. Has served since 2013.	Currently retired; Trustee of the Denver Museum of Nature and Science (2000 to present); Director of AMG National Trust Bank (June 2012 to present) and Trustee of Children's Hospital Colorado (May 2012 to July 2021).	21

●     RiverNorth Funds (three funds),

●     RiverNorth/ DoubleLine Strategic Opportunity Fund, Inc. (one fund),

●     RiverNorth Opportunistic Municipal Income Fund, Inc. (one fund),

●     RiverNorth Managed Duration Municipal Income Fund, Inc. (one fund),

●     RiverNorth Specialty Finance Corporation (one fund),

●     RiverNorth Flexible Municipal Income Fund, Inc. (one fund),

●     RiverNorth Flexible Municipal Income Fund II, Inc. (one fund),

●     RiverNorth Managed Duration Municipal Income Fund II, Inc. (one fund), and

●     ALPS Series Trust (10 funds).

John S. Oakes (1943)	Chairman and Director	Current term expires in 2024. Has served since 2013.	Currently retired; Principal, Financial Search and Consulting (a recruiting and consulting firm) (2013 to 2017).	11

●     RiverNorth Funds (three funds),

●     RiverNorth/ DoubleLine Strategic Opportunity Fund, Inc. (one fund),

●     RiverNorth Opportunistic Municipal Income Fund, Inc. (one fund),

●     RiverNorth Managed Duration Municipal Income Fund, Inc. (one fund),

●     RiverNorth Specialty Finance Corporation (one fund),

●     RiverNorth Flexible Municipal Income Fund, Inc. (one fund),

●     RiverNorth Flexible Municipal Income Fund II, Inc. (one fund) and

●     RiverNorth Managed Duration Municipal Income Fund II, Inc. (one fund).

David M. Swanson (1957)	Director	Current term expires in 2022. Has served since 2013.	Founder & Managing Partner of SwanDog Strategic Marketing (marketing consulting firm) (2006 - present).	18

●     RiverNorth Funds (three funds),

●     RiverNorth/ DoubleLine Strategic Opportunity Fund, Inc. (one fund),

●     RiverNorth Opportunistic Municipal Income Fund, Inc. (one fund),

●     RiverNorth Managed Duration Municipal Income Fund, Inc. (one fund),

●     RiverNorth Specialty Finance Corporation (one fund),

●     RiverNorth Flexible Municipal Income Fund, Inc. (one fund),

●     RiverNorth Flexible Municipal Income Fund II, Inc. (one fund),

●     RiverNorth Managed Duration Municipal Income Fund II, Inc. (one fund), and

●     ALPS Variable Investment Trust (7 funds) (2006 to present).

INTERESTED DIRECTORS(7) AND OFFICERS(4)
Name and Year of Birth	Position(s) Held with Registrant	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships(3) Held by the Director During the Past 5 Years
Patrick W. Galley(5) (1975)	Director	Current term expires in 2022. Has served since 2013.	Chief Executive Officer, RiverNorth Capital Management, LLC (2020 to present); Chief Investment Officer, RiverNorth Capital Management, LLC (2004 to present).	11

●     RiverNorth Funds (three funds),

●     RiverNorth/ DoubleLine Strategic Opportunity Fund, Inc. (one fund),

●     RiverNorth Opportunistic Municipal Income Fund, Inc. (one fund),

●     RiverNorth Managed Duration Municipal Income Fund, Inc. (one fund),

●     RiverNorth Specialty Finance Corporation (one fund),

●     RiverNorth Flexible Municipal Income Fund, Inc. (one fund),

●     RiverNorth Flexible Municipal Income Fund II, Inc. (one fund) and

●     RiverNorth Managed Duration Municipal Income Fund II, Inc. (one fund).

Jerry Raio (1964)(6)	Director	Current term expires in 2021. Has served since 2019.	President, Arbor Lane Advisors, Inc. (Since 2018); Board Member of each of FLX Distribution, (2020 to present); Qudos Technologies (2019 to present); and Quantify Crypto (2021 to present); Head of Capital Markets, ClickIPO (2018-2019); Managing Director, Head of Retail Origination, Wells Fargo Securities, LLC (2005 to 2018).	8

●     RiverNorth/ DoubleLine Strategic Opportunity Fund, Inc. (one fund),

●     RiverNorth Opportunistic Municipal Income Fund, Inc. (one fund),

●     RiverNorth Managed Duration Municipal Income Fund, Inc. (one fund),

●     RiverNorth Specialty Finance Corporation (one fund),

●     RiverNorth Flexible Municipal Income Fund, Inc. (one fund),

●     RiverNorth Flexible Municipal Income Fund II, Inc. (one fund) and

●     RiverNorth Managed Duration Municipal Income Fund II, Inc. (one fund).

Kathryn A. Burns (1976)	President	Has served since 2019 as President.	Ms. Burns is Vice President, Director of Fund Operations of ALPS Advisors, Inc. (since 2018). Ms. Burns served as the Fund’s Treasurer from September 2018 until June 2019. From 2013 to 2018, she served as Vice President and Fund Controller at ALPS Fund Services. Ms. Burns is also President of ALPS Variable Investment Trust and Principal Real Estate Income Fund and Treasurer of ALPS ETF Trust.	N/A	N/A
Erich Rettinger (1985)	Treasurer	Has served since 2021.	Mr. Rettinger is Vice President of AAI (since 2021) and serves as Treasurer of Principal Real Estate Income Fund, Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., and ALPS Variable Investment Trust. Because of his position with AAI, Mr. Rettinger is deemed an affiliate of the Fund as defined under the 1940 Act. From 2013-2021, he served as Vice President and Fund Controller of ALPS Fund Services.	N/A	N/A
Sareena Khwaja-Dixon (1980)	Secretary	Has served since 2020.	Ms. Khwaja-Dixon joined ALPS in August 2015 and is currently Principal Legal Counsel and Vice President of ALPS Fund Services, Inc. Ms. Khwaja-Dixon is also Secretary of Clough Dividend and Income Fund, Clough Global Opportunities Fund, Clough Global Equity Fund, Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc. and Clough Funds Trust and Assistant Secretary of RiverNorth Specialty Finance Corp, RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., and RiverNorth Opportunistic Municipal Income Fund, Inc.	N/A	N/A

Matthew Sutula (1985)	Chief Compliance Officer	Has served since 2019.	Matthew Sutula is Chief Compliance Officer of ALPS Advisors, Inc. (“AAI”) and Chief Compliance Officer of Red Rocks Capital LLC (“RRC”), a subsidiary. Mr. Sutula is also Chief Compliance Officer of ALPS ETF Trust, Principal Real Estate Income Fund, ALPS Variable Investment Trust, RiverNorth Opportunities Fund, Inc., Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. Mr. Sutula joined ALPS in 2012. Prior to his current role, Mr. Sutula served as interim Chief Compliance Officer of AAI and RRC. Previously he held other positions, including Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for ALPS Fund Services, Inc. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases.	N/A	N/A

(1)	Each Director’s term is three years.

(2)	The term “Fund Complex” means two or more registered investment companies that:

(a) hold themselves out to investors as related companies for purposes of investment and investor services; or

(b) have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

For Mr. Carter, Mr. Galley, and Mr. Oakes, the Fund Complex consists of the Fund, RiverNorth Managed Duration Municipal Income Fund Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Specialty Finance Corporation, RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Funds (3 funds), RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., and RiverNorth Managed Duration Municipal Income Fund II, Inc.

For Mr. Hutchens, the Fund Complex consists of the Fund, RiverNorth Managed Duration Municipal Income Fund Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Specialty Finance Corporation, RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Funds (3 funds), RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc., and ALPS Series Trust (10 funds).

For Mr. Swanson, the Fund Complex consists of the Fund, RiverNorth Managed Duration Municipal Income Fund Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Specialty Finance Corporation, RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Funds (3 funds), RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc., and ALPS Variable Investment Trust (7 funds).

For Mr. Raio, the Fund Complex consists of the Fund, RiverNorth Managed Duration Municipal Income Fund Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Specialty Finance Corporation, RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., and RiverNorth Managed Duration Municipal Income Fund II, Inc.

(3)	The numbers enclosed in the parentheticals represent the number of funds overseen in each respective directorship held by the Director. Only includes public company directorships.

(4)	Officers are elected annually. Each officer will hold such office until a successor has been elected by the Board.

(5)	Mr. Galley is considered an “Interested Director” because of his affiliation with the Sub-Adviser.

(6)	Mr. Raio is considered an “Interested Director” because of his current position as a director of FLX Distribution, which the Sub-Adviser is an investor in and Mr. Galley is a Director of; and his prior affiliation with Wells Fargo Securities, LLC, which previously served as a broker and underwriter for certain funds advised by the Sub-Adviser.

(7)	“Interested Directors” refers to those Directors who constitute “interested persons” of the Fund as defined in the 1940 Act.

Beneficial Ownership of Common Shares Held in the Fund and in All Funds in the Family of Investment Companies for Each Director and Nominee for Election as Director

Set forth in the table below is the dollar range of equity securities held in the Fund and on an aggregate basis for all funds overseen in a family of investment companies overseen by each Director.

Name of Board Member/Nominee	Dollar Range of Equity Securities Held in the Fund (1)	Aggregate Dollar Range of Equity Securities Held in All Funds in the Family of Investment Companies (1)(2)
Independent Directors
John K. Carter	None	$50,001 - $100,000
J. Wayne Hutchens	Over $100,000	Over $100,000
John S. Oakes	$10,001 - $50,000	Over $100,000
David M. Swanson	$10,001 - $50,000	Over $100,000
Interested Directors
Patrick W. Galley	Over $100,000	Over $100,000
Jerry R. Raio	None	$10,001 - $50,000

(1)	This information has been furnished by each Director as of December 31, 2021. “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(2)	The Family of Investment Companies includes ten RiverNorth branded funds that the SubAdviser serves as either an investment adviser or sub-adviser. This includes the Fund, the RiverNorth Funds (3 funds), the RiverNorth Specialty Finance Corporation, RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., and the RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Director Transactions with Fund Affiliates

As of December 31, 2021, none of the Independent Directors, as such term is defined by the New York Stock Exchange (“NYSE”) Listing Standards (each an “Independent Director” and collectively the “Independent Directors”), nor members of their immediate families owned securities, beneficially or of record, in ALPS Advisors, Inc. (the “Adviser”) or the Sub-Adviser, or an affiliate or person directly or indirectly controlling, controlled by, or under common control with the Adviser or Sub-Adviser. Furthermore, over the past five years, neither the Independent Directors nor members of their immediate families have any direct or indirect interest, the value of which exceeds $120,000, in the Adviser or Sub-Adviser or any of their respective affiliates. In addition, for the fiscal year ended July 31, 2021, neither the Independent Directors nor members of their immediate families have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which the Adviser or Sub-Adviser or any of their respective affiliates was a party.

Director Compensation

Directors and Officers of the Fund who are employed by the Adviser (including its affiliates) or the Sub-Adviser receive no compensation from the Fund or any other fund in the Fund Complex. The following table sets forth certain information regarding the compensation of the Fund’s Directors for the fiscal year ended July 31, 2021.

Compensation of the directors

Name of Director/Nominee	Total Compensation From the Fund	Total Compensation From the Fund and Fund Complex Paid to Directors*	Number of Funds in Director’s Fund Complex**
John K. Carter	$28,000	189,438	10
J. Wayne Hutchens	$28,000	172,000	7
John S. Oakes	$38,000	199,688	10
David M. Swanson	$28,000	232,375	10
Patrick W. Galley	—	—	10
Jerry R. Raio	26,000	144,125	7
Total	$148,000	$937,626

*	For Mr. Galley, Mr. Carter and Mr. Oakes, the Fund Complex consists of the Fund (1 fund), RiverNorth Specialty Finance Corporation (1 fund), RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund), RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund), RiverNorth Managed Duration Municipal Income Fund, Inc. (1 Fund), RiverNorth Flexible Municipal Income Fund, Inc. (1 fund), RiverNorth Flexible Municipal Income Fund II, Inc. (1 fund), and the RiverNorth Funds (3 funds).

For Mr. Swanson, the Fund Complex consists of the Fund (1 fund), RiverNorth Specialty Finance Corporation (1 fund), RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund), RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund), RiverNorth Managed Duration Municipal Income Fund, Inc. (1 fund), RiverNorth Flexible Municipal Income Fund, Inc. (1 fund), RiverNorth Flexible Municipal Income Fund II, Inc. (1 fund), the RiverNorth Funds (3 funds,) and the ALPS Variable Investment Trust (7 funds).

For Mr. Raio and Mr. Hutchens the Fund Complex consists of the Fund (1 fund), RiverNorth Specialty Finance Corporation (1 fund), RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund), RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund), RiverNorth Managed Duration Municipal Income Fund, Inc. (1 fund), RiverNorth Flexible Municipal Income Fund, Inc. (1 fund), and RiverNorth Flexible Municipal Income Fund II, Inc. (1 fund).Municipal Income Fund II, Inc.

** As of July 31, 2021.

The Independent Directors (and Mr. Raio) of the Fund receive an annual retainer of $18,000 and an additional $2,000 for attending each regular meeting of the Board, and an additional $1,000 for attending each special meeting of the Board. The Independent Directors are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board. The Independent Chairman also receives an additional $10,000 annually.

During the fiscal year ended July 31, 2021, the Board met six times. Each Director then serving in such capacity attended at least 75% of the meetings of Directors and of any Committee of which he is a member.

Leadership Structure of the Board of Directors

The Board, which has overall responsibility for the oversight of the Fund’s investment programs and business affairs, believes that it has structured itself in a manner that allows it to perform its oversight obligations effectively. Mr. Oakes, the Chairman of the Board (“Chairman”), is an Independent Director. The Directors also complete an annual self-assessment during which the Directors review their overall structure and consider where and how its structure remains appropriate in light of the Fund’s current circumstances. The Chairman’s role is to preside at all meetings of the Board and in between meetings of the Board to generally act as the liaison between the Board and the Fund’s officers, attorneys and various other service providers, including but not limited to ALPS and other such third parties servicing the Fund.

The Fund has three standing committees, each of which enhances the leadership structure of the Board: the Audit Committee; the Nominating and Corporate Governance Committee; and the Qualified Legal Compliance Committee. The Audit Committee, Nominating and Corporate Governance Committee, and the Qualified Legal Compliance Committee are each chaired by, and composed of, members who are Independent Directors.

Oversight of Risk Management

The Fund is confronted with a multitude of risks, such as investment risk, counter party risk, valuation risk, political risk, risk of operational failures, business continuity risk, regulatory risk, legal risk and other risks not listed here. The Board recognizes that not all risk that may affect the Fund can be known, eliminated or even mitigated. In addition, there are some risks that may not be cost effective or an efficient use of the Fund’s limited resources to moderate. As a result of these realities, the Board, through its oversight and leadership, has and will continue to deem it necessary for stockholders of the Fund to bear certain and undeniable risks, such as investment risk, in order for the Fund to operate in accordance with its prospectus, statement of additional information and other related documents.

However, as required under the 1940 Act, the Board has adopted, on the Fund’s behalf, a vigorous risk program that mandates the Fund’s various service providers, including ALPS, to adopt a variety of processes, procedures and controls to identify various risks, mitigate the likelihood of such adverse events from occurring and/or attempt to limit the effects of such adverse events on the Fund. The Board fulfills its leadership role by receiving a variety of quarterly written reports prepared by the Fund’s Chief Compliance Officer that (1) evaluate the operation, policies and policies of the Fund’s service providers, (2) make known any material changes to the policies and procedures adopted by the Fund or its service providers since the CCO’s last report and (3) disclose any material compliance matters that occurred since the date of the last CCO report. In addition, the Independent Directors meet quarterly in executive sessions without the presence of any Interested Directors, ALPS, the Sub-Adviser or any of their affiliates. This configuration permits the Independent Directors to effectively receive the information and have private discussions necessary to perform their risk oversight role, exercise independent judgment, and allocate areas of responsibility between the full Board, its various committees and certain officers of the Fund. Furthermore the Independent Directors have engaged independent legal counsel and auditors to assist the Independent Directors in performing their oversight responsibilities. As discussed above and in consideration of other factors not referenced herein, the Board has determined its leadership role concerning risk management as one of oversight and not active management of the Fund’s day-to-day risk management operations.

Audit Committee

The Audit Committee of the Board (“Audit Committee”) is comprised of Messrs. Carter, Oakes, Swanson and Hutchens (the Audit Committee’s Chairman and Financial Expert). None of the members of the Audit Committee are “interested persons” of the Fund as defined in the 1940 Act.

The role of the Audit Committee is to assist the Board in its oversight of (i) the quality and integrity of Fund’s financial statements, reporting process and the independent registered public accounting firm (the “independent accountants”) and reviews thereof, (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, (iii) the Fund’s compliance with legal and regulatory requirements and (iv) the independent accountants’ qualifications, independence and performance. The Audit Committee is also required to prepare an audit committee report pursuant to the rules of the SEC for inclusion in the Fund’s annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the “Audit Committee Charter”) that was most recently reviewed and approved by the Audit Committee on May 11, 2021, at which time the Audit Committee recommended approval to the Board and the Board approved the continuance of the Audit Committee Charter. The Audit Committee Charter is available at the Fund’s website: www.rivernorthcef.com. As set forth in the Audit Committee Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund’s independent accountants are responsible for planning and carrying out proper audits and reviews. The independent accountants are ultimately accountable to the Board and to the Audit Committee, as representatives of stockholders. The independent accountants for the Fund report directly to the Audit Committee.

Based on the findings of the Audit Committee, the Audit Committee has determined that Mr. Hutchens is an “audit committee financial expert,” as defined in the rules promulgated by the SEC, and as required by NYSE Listing Standards. Mr. Hutchens serves as the Chairman of the Audit Committee.

The Audit Committee met three times during the fiscal year ended July 31, 2021.

Report of the Audit Committee

In performing its oversight function, at a meeting held on August 10, 2021, the Audit Committee reviewed and discussed with management of the Fund and its independent accountant, Cohen & Company, Ltd (“Cohen”), the audited financial statements of the Fund as of and for the fiscal year ended July 31, 2021, and discussed the audit of such financial statements with the independent accountant.

In addition, the Audit Committee discussed with the matter required to be discussed by the applicable requirements of Public Company Accounting Oversight Board (“PCAOB”) and the SEC and received the written disclosures and letter required by the PCAOB regarding the relationships between the independent accountant and the Fund and the impact that any such relationships might have on the objectivity and independence of the independent accountant.

As set forth above, and as more fully set forth in the Audit Committee Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund’s financial reporting procedures, internal control systems and the independent audit process.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent verification of the facts presented to it or representation made by management or the Fund’s independent accountant. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Fund’s independent accountant, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Committee Charter and those discussed above, the Audit Committee recommended to the Board that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended July 31, 2021.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

J. Wayne Hutchens

John K. Carter

David M. Swanson

John S. Oakes

May 10, 2022

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board of Directors (“Nominating and Corporate Governance Committee”) is comprised of Messrs. Carter (Chairman), Hutchens, Oakes and Swanson. The Nominating and Corporate Governance Committee operates pursuant to the Nominating and Corporate Governance Committee Charter. The Nominating and Corporate Governance Committee is responsible for identifying and recommending to the Board individuals believed to be qualified to become Board members in the event that a position is vacated or created. The Nominating and Corporate Governance Committee Charter is available at the Fund’s website: www.rivernorthcef.com.

The Nominating and Corporate Governance Committee will consider Director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board, the qualifications of the candidate and the interests of stockholders. The Nominating and Corporate Governance Committee has not adopted a formal diversity policy, but it may consider diversity of professional experience, education and skills when evaluating potential nominees for Board membership.

To serve as a Director, nominees must (a) have no felony convictions or felony or misdemeanor convictions involving the purchase or sale of a security; and (b) not have been the subject of any order, judgment or decree (which was not subsequently reversed, suspended or vacated) of any federal or state authority finding that the individual violated or is in violation of any federal or state securities laws.

In addition, in order for the Nominating and Corporate Governance Committee to consider a stockholder submission, the following requirements must be satisfied regarding the nominee: (a) The nominee must satisfy all qualifications provided under the Nominating and Corporate Governance Committee Charter and in the Fund’s organizational documents, including qualification as a possible independent Board member. (b) The nominee may not be the nominating stockholder, a member of the nominating stockholder group or a member of the immediate family of the nominating stockholder or any member of the nominating stockholder group. (c) Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating stockholder entity or entity in a nominating stockholder group. (d) Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating stockholder or any member of a nominating stockholder group. (e) The nominee may not be an executive officer, Director (or person fulfilling similar functions) of the nominating stockholder or any member of the nominating stockholder group, or of an affiliate of the nominating stockholder or any such member of the nominating stockholder group. (f) The nominee may not control (as that term is defined under the 1940 Act) the nominating stockholder or any member of the nominating stockholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act). (g) A stockholder or stockholder group may not submit for consideration a nominee who has previously been considered by the Nominating and Corporate Governance Committee.

Stockholders wishing to recommend candidates to the Nominating and Corporate Governance Committee should submit such recommendations to the Secretary of the Fund, who will forward the recommendations to the committee for consideration. The submission must include: (i) a brief description of the business desired to be brought before the annual or special meeting and the reasons for conducting such business at the annual or special meeting; (ii) the name and address, as they appear on the Fund’s books, of the stockholder proposing such business or nomination; (iii) a representation that the stockholder is a holder of record of stock of the Fund entitled to vote at such meeting and intends to appear telephonically or by proxy at the meeting to present such nomination; (iv) whether the stockholder plans to deliver or solicit proxies from other stockholders; (v) the class and number of Shares of the Fund, which are beneficially owned by the stockholder and the proposed nominee to the Board; (vi) any material interest of the stockholder or nominee in such business; (vii) to the extent to which such stockholder (including such stockholder’s principals) or the proposed nominee to the Board has entered into any hedging transaction or other arrangement with the effect or intent of mitigating or otherwise managing profit, loss, or risk of changes in the value of the Common Shares or the daily quoted market price of the Fund held by such stockholder (including stockholder’s principals) or the proposed nominee, including independently verifiable information in support of the foregoing; and (viii) such other information regarding such nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to Regulation 14A under the 1934 Act. Each eligible stockholder or stockholder group may submit no more than one independent Director nominee each calendar year.

The Nominating and Corporate Governance Committee met one time during the fiscal year ended July 31, 2021.

Qualified Legal Compliance Committee

The Qualified Legal Compliance Committee of the Board of Directors (“QLCC”) is comprised of Messrs. Carter, Hutchens, Oakes and Swanson. The QLCC operates pursuant to the Qualified Legal Compliance Committee Guidelines. Each member of the QLCC must be a member of the Board who is not employed, directly or indirectly, by the Fund and who is not an “interested person” of the Fund as defined in section 2(a)(19) of the 1940 Act. The QLCC shall consist, at a minimum, of at least three members, including at least one member of the Fund’s Audit Committee.

Among other responsibilities, the QLCC is responsible for (i) receiving reports of certain material breaches or violations of certain U.S. laws or regulations or fiduciary duties, (ii) reporting evidence of such breaches or violations to the Fund’s Principal Executive Officer (“PEO”), (iii) determining whether an investigation of such breaches or violations is required, (iv) if the QLCC determines an investigation is required, initiating such investigation, (v) at the conclusion of such investigation, recommending that the Fund implement an appropriate response to evidence of a breach or violation, and (vi) informing the PEO and the Board of results of the investigation.

The QLCC met one time during the fiscal year ended July 31, 2021.

Compensation Committee

The Fund does not have a compensation committee.

Other Board Related Matters

The Fund does not require Directors to attend the Annual Meeting of Stockholders.

Required Vote

The election of the listed nominees for Director of the Fund requires the affirmative vote of the holders of a plurality of the votes cast by the holders of each outstanding class of Shares represented at the Meeting, if a quorum is present.

Broker Non-Votes and Abstentions; Voting Results

The affirmative vote of a plurality of votes cast for each nominee by the holders entitled to vote for the particular nominee is necessary for the election of the nominee.

Votes will be counted as either “FOR” or “WITHHELD.” For the purpose of electing nominees, withheld votes, abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the election. Withheld votes, abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of the Fund’s quorum. Stockholders will be informed of the voting results of its Meeting in the Fund’s Annual Report dated July 31, 2022.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE FUND’S NOMINEES TO THE BOARD.

OTHER MATTERS TO COME BEFORE THE MEETING

The Directors of the Fund do not intend to present any other business at the Meeting, nor are they aware that any stockholder intends to do so. If, however, any other matters, including adjournments, are properly brought before a Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Stockholder Proposal Deadlines

Pursuant to the Fund’s By-Laws, a stockholder is required to give to a Fund notice of, and specified information with respect to, any proposals that such stockholder intends to present at the 2023 annual meeting no earlier than March 6, 2023 or approximately 150 days prior to the first anniversary of the date of the Fund’s proxy statement and no later than April 5, 2023, or 120 days prior to the first anniversary of the date of the Fund’s proxy statement. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the 1934 Act, the Fund may solicit proxies in connection with the 2023 annual meeting which confers discretionary authority to vote on any stockholder proposals of which the Secretary of the Fund does not receive notice in accordance with the aforementioned date. Timely submission of a proposal does not guarantee that such proposal will be included.

ADDITIONAL INFORMATION

Organization and Operation of the Fund

The Fund was organized as a Maryland corporation on September 9, 2010 and is registered as a diversified, closed-end management investment company under the 1940 Act. The Fund commenced investment operations on December 24, 2015. ALPS Fund Services, Inc. (“ALPS”) is the Fund’s administrator. ALPS Advisors, Inc.is the Fund’s investment adviser. Each of the Fund, ALPS and the Adviser are located at 1290 Broadway, Suite 1000, Denver, CO 80203. DST Systems, Inc., an affiliate of ALPS and the Adviser, is the Fund’s transfer agent and is located at 333 West 11th Street, 5th floor, Kansas City, Missouri 64105. RiverNorth Capital Management, LLC is the Fund’s investment sub-adviser and is located at 325 N. LaSalle Street, Suite 645, Chicago, Illinois 60654.

Security Ownership of Management and Certain Beneficial Owners

The following table shows the ownership as of the Record Date of the Common Shares by each Director and the Fund’s principal executive officer and principal financial officer (each an “Executive Officer” and together, the “Executive Officers”). Beneficial ownership is determined in accordance with Rule 13d-3 under the 1934 Act. Unless otherwise noted below, all ownership amounts shown are held directly.

Directors & Executive Officer’s Names	Total Common Shares Owned and Nature of Ownership	Percentage of Fund
John K. Carter	—	—
J. Wayne Hutchens	4,990	+
John S. Oakes	1,967	+
David M. Swanson	1,376	+
Patrick W. Galley	237,410	1.30%
Jerry R. Raio	—	—
Kathryn Burns*	—	—
Erich Rettinger**	—	—
All Directors and Executive Officers as a Group

*	Ms. Burns is the Principal Executive Officer of the Fund.

**	Mr. Rettinger is the Principal Financial Officer of the Fund.
+	Ownership amount constitutes less than 1% of the total Common Shares outstanding.

Except as noted in the above table and footnotes, based on a review of Schedule 13D and Schedule 13G filings as of the Record Date, there are no other persons or organizations known to the Fund to be beneficial owners of more than 5% of the Fund’s outstanding Common Shares, other than those listed below.

Beneficial Owner Name & Principal Business Address	Percentage Owned	Type of Ownership
Morgan Stanley Smith Barney 1585 Broadway New York, NY 10036	5.5%	Beneficial

Independent Registered Public Accounting Firm

At the August 10, 2021 meeting of the Board, the Board, together with the Audit Committee, selected Cohen to serve as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending July 31, 2022. Cohen acted as the Fund’s independent registered public accounting firm for the fiscal year ended July 31, 2021. The Fund knows of no direct financial or material indirect financial interest of Cohen in the Fund. A representative of Cohen will not be present at the Meeting, but may be available by telephone and will have an opportunity to make a statement if they desire to do so.

Principal Accounting Fees and Services

The table provided below sets forth the aggregate fees billed by Cohen for services rendered to the Fund during the Fund’s fiscal year ended July 31, 2021 and fiscal year ended July 31, 2020. The fees are for the following work:

(1) Audit Fees for professional services provided by Cohen for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements;

(2) Audit-Related Fees for assurance and related services by Cohen that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees;”

(3) Tax Fees for professional services by Cohen for income tax return preparation fees, excise tax return preparation fees and review of dividend distribution calculation fees; and

(4) All Other Fees for products and services provided by Cohen other than those services reported in above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees.”

	Year-Ended		Year-Ended
	July 31, 2021	Pre-Approved by Audit Committee	July 31, 2020	Pre-Approved by Audit Committee
Audit Fee	$20,000	Yes	$20,000	Yes
Audit-Related Fees	$0	—	$0	—
Tax Fees	$21,200	Yes	$5,200	Yes
All Other Fees	$4,000	Yes	$14,550	Yes

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by Cohen, the Fund’s independent registered public accounting firm. Further, the Audit Committee Charter mandates that the Audit Committee pre-approve all permitted non-audit services to be provided by Cohen to the Fund’s investment adviser and to entities controlling, controlled by, or under common control with the adviser and that provide ongoing services to the Fund, if the services relate directly to the operations and financial reporting of the Fund. Except, however, de minimis non-audit services may, to the extent permitted by applicable law, be approved prior to completion of the audit. The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws. The Fund requires that the Audit Committee maintain these pre-approval policies and procedures to ensure that the provision of these services by Cohen does not impair its independence.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Fund’s officers and Directors, the investment adviser’s officers and directors, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of a registered class of the Fund’s Common Shares to file reports of ownership and changes in ownership with the SEC and the NYSE and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on a review of the reports filed, the Fund believes that during fiscal year ended July 31, 2021, all Section 16(a) filing requirements applicable to the Fund’s officers, Directors and greater than 10% beneficial owners were complied with, except for the following: An initial statement of beneficial ownership on Form 3 of Robert McClure, Treasurer of the Fund, was not filed within 10 days of being deemed a reporting person. The initial statement of beneficial ownership of securities for Mr. McClure has since been filed with the SEC.

Other Methods and Costs of Proxy Solicitation

In addition to the solicitation of proxies by mail, officers of the Fund and officers and regular employees of DST Systems, Inc. (“DST”), the Fund’s transfer agent, ALPS, and affiliates of DST, ALPS, the Adviser or Sub-Adviser, as well as other representatives of the Fund may also solicit proxies by telephone or Internet. The expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Fund. In addition, the Fund has engaged Computershare Fund Services (“Computershare”) to assist in the proxy effort for the Fund. Under the terms of the engagement, Computershare will be providing a web site for the dissemination of these proxy materials, printing, mailing and tabulation services. The estimated fees anticipated to be paid to Computershare is approximately $7,500. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Fund’s Common Shares.

Stockholder Communications with Board of Directors

Stockholders may mail written communications to the Fund’s Board, to committees of the Board or to specified individual Directors in care of the Secretary of the Fund, 1290 Broadway, Suite 1000, Denver, Colorado 80203. All stockholder communications received by the Secretary will be forwarded promptly to the Board, the relevant Board’s committee or the specified individual Directors, as applicable, except that the Secretary may, in good faith, determine that a stockholder communication should not be so forwarded if it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, stockholders or other matters relating to an investment in the Fund or is purely ministerial in nature.

Proxy Delivery and Householding

If you and another stockholder share the same address, the Fund may only send one Proxy Statement unless you or the other stockholders(s) request otherwise. Call or write to the Fund if you wish to receive a separate copy of the Proxy Statement, and the Fund will promptly mail a copy to you. You may also call or write to the Fund if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. You may contact the Fund at 1290 Broadway, Suite 1000, Denver, Colorado 80203, or by telephone at (855) 830-1222.

YOUR VOTE IS IMPORTANT! Please VOTE By ANY OF THE FOLLOWING METHODS:

(1)	date and sign the enclosed proxy and return it promptly in the enclosed reply envelope;

(2)	VISIT THE WEBSITE LISTED ON YOUR PROXY CARD; OR

(3)	CALL THE NUMBER LISTED ON YOUR PROXY CARD.

IF VOTING BY PAPER, IT IS IMPORTANT THAT THE PROXY BE RETURNED PROMPTLY. YOU MAY ALSO VOTE BY ATTENDING THE MEETING TELEPHONICALLY.

Intentionally Left Blank

Intentionally Left Blank

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTION:

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

Please detach at perforation before mailing.

RIVERNORTH OPPORTUNITIES FUND, INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 19, 2022

This proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoints Sareena Khwaja-Dixon, Kathryn Burns and Erich Rettinger and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Rivernorth Opportunities Fund, Inc (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held on August 19, 2022 at 10:00 a.m. (Mountain Standard Time) (the “Meeting”) as a telephone conference call meeting at which no one will be allowed to attend in person, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposal 1, and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposal.

ROF_32826_060622

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY STOCKHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to Be Held on August 19, 2022.

The Proxy Statement and Proxy Card for this Meeting are available at:

https://www.proxy-direct.com/alp-32826

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please note: Because of the public health concerns regarding the coronavirus (COVID-19) pandemic, we will be hosting this year’s Meeting as a telephone conference call. There is no physical location for the Meeting. To participate in the Meeting, you must email shareholdermeetings@computershare.com no later than 5:00 p.m. Eastern Time on August 16, 2022 and provide your full name and address. You will then receive an email from Computershare Fund Services containing the conference call dial-in information and instructions for participating in the Meeting.

Please detach at perforation before mailing.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE: ☒

A	Proposal THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1.

1.	To elect two Directors to the Board of Directors:

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. David M. Swanson	02. Patrick W. Galley	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box

“FOR ALL EXCEPT” and write the nominee’s number on the line provided. ____________

3.	To consider and vote upon such other matters, including adjournments, as may properly come before the Meeting or any adjournments thereof.

B	Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx                     ROF1 32826                      xxxxxxxx

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTION:

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

Please detach at perforation before mailing.

RIVERNORTH OPPORTUNITIES FUND, INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 19, 2022

This proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoints Sareena Khwaja-Dixon, Kathryn Burns and Erich Rettinger and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Rivernorth Opportunities Fund, Inc (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held on August 19, 2022 at 10:00 a.m. (Mountain Standard Time) (the “Meeting”) as a telephone conference call meeting at which no one will be allowed to attend in person, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposal 1 and FOR proposal 2, and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposals.

ROF_32826_060622_Pref

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY STOCKHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to Be Held on August 19, 2022.

The Proxy Statement and Proxy Card for this Meeting are available at:

https://www.proxy-direct.com/alp-32826

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please note: Because of the public health concerns regarding the coronavirus (COVID-19) pandemic, we will be hosting this year’s Meeting as a telephone conference call. There is no physical location for the Meeting. To participate in the Meeting, you must email shareholdermeetings@computershare.com no later than 5:00 p.m. Eastern Time on August 16, 2022 and provide your full name and address. You will then receive an email from Computershare Fund Services containing the conference call dial-in information and instructions for participating in the Meeting.

Please detach at perforation before mailing.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE: ☒

A	Proposals THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2.

1.	To elect two Directors to the Board of Directors:

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. David M. Swanson	02. Patrick W. Galley	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box

“FOR ALL EXCEPT” and write the nominee’s number on the line provided. ____________

2.	To elect one Preferred Stock Director:

	FOR	WITHHOLD
01. J. Wayne Hutchens	☐	☐

3.	To consider and vote upon such other matters, including adjournments, as may properly come before the Meeting or any adjournments thereof.

B	Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
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